Exhibit 99.2

Tessera D e f e n s e a n d H o m e l a n d S e c u r i t y I n c Tessera Defense and Homeland Security Inc. Prevent Physical Threats Before They Disrupt Critical Operations Autonomous detection, decisioning, and response for high-consequence sites. September 2026

Tessera D e f e n s e a n d H o m e l a n d S e c u r i t y I n c Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are not historical facts, including statements about the Company's strategy and business model; the capabilities, performance and commercial prospects of the technologies held by its subsidiaries and investees; the extent to which those businesses will work together; market size and growth; the exercise of the Company's option to acquire additional interests in M.E.A. Testing Systems Ltd.; the Company's ability to identify, finance and complete further acquisitions; the Company's compliance with NYSE American continued listing standards; and the Company's financial condition and liquidity, are forward-looking statements. Words such as "expect," "intend," "plan," "believe," "anticipate," "estimate," "target," "may," "will" and "could" identify forward-looking statements. These statements are based on management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including: the Company's history of losses, limited revenue and need for additional capital; substantial doubt about the Company's ability to continue as a going concern; the Company's ability to regain and maintain compliance with NYSE American continued listing standards within the plan period and the risk of delisting; the Company's limited operating history in the defense and homeland security sector; dependence on a small number of customers and pilots, including Israeli defense primes and government bodies; Israeli defense export control requirements and Israel Innovation Authority restrictions; conditions in Israel, including the security situation; risks relating to minority investments and to integrating acquired businesses; and the other risks described under "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and its subsequent filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of this presentation. The Company undertakes no obligation to update them except as required by law. Market and industry data are derived from third-party sources the Company believes to be reliable but has not independently verified, and involve assumptions and estimates that are subject to change. Product performance figures are based on the applicable subsidiary's specifications and testing and may not be achieved in every deployment. This presentation is furnished for informational purposes only. It is not an offer to sell, or a solicitation of an offer to buy, any securities.

Tessera Defense and Homeland Security Inc, September 2026 A premier, AI-driven security platform that connects predictive intelligence, sensing, analysis, decisioning and response. TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026 More to Protect. More to Process. Limited Human Capacity.  Security systems are generating more information than human teams can efficiently monitor and act on 35% Percentage of security professionals reporting that 90% of access-control incidents were false alarms or minor incidents 1.29M Number of U.S. security guards, with only 1% employment growth projected through 2035  USA 1.1M People employed in EU security and investigation activities, with persistent labour shortages identified across 11 Member States 75% Percentage of security professionals reporting that 90% of access-control incidents were false alarms or minor incidents EU TESSERA | Autonomous Physical Security Platform 50%+ Percentage of physical-security operations already use AI or automation tools in some form

Tessera Defense and Homeland Security Inc, September 2026 From Risk to Response Predict Identify patterns and emerging risks. SENSE Capture activity across physical systems. ANALYZE Correlate data and understand what is happening. ACT Execute or coordinate pre-approved actions. DECIDE Prioritize threats and determine the right response. TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026 Security Is Moving Faster Than Ever Threats are harder to predict. Systems remain fragmented. Response windows are shrinking. Security must move from reactive monitoring to continuous anticipation and action. TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026

TESSERA DEFENSE AND HOMELAND SECURITY INC

Tessera Platform Architecture

Multi-sensor detection for predictive autonomous response

Markets Served

- MoD/ Defense
- HLS
- Enterprise

Software | Hardware | Consulting | Advisory

INPUTS

- VISINT
- Acoustic
- Thermal
- Seismic
- SIGNIT
- OSINT

External data feeds

S.I / STARTEGIC PARTNER

DATA POOL

- Ingest
- Normalize
- Fuse
- Enrich

Consulting & Advisory

Tessera Core Intelligence Engine

P	Prediction	Anticipate likely events
D	Discovery	Detect objects on any sensor
C	Understanding	Classify what the object is
R	Reccomendations	Propose the best course
A	Actions	Execute the response

Enterprise 1 | Enterprise 2 | Enterprise 3

Response

Alert
Operation notifications

Human
Operation notifications

Robotics
Operation notifications

TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026 A Security Platform, Adapted to Each Environment Software The Tessera homeland-security platform is the core product. Hardware Customers can add specialized sensing and response hardware where desired. Consulting Tessera experts can help in designing systems from the ground up, platform integration, and operating procedures. TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026 100% ownership Zorronet - The AI Core Zorronet provides the Autonomous Operational Intelligence behind Tessera. It learns normal patterns, validates events across systems, understands context, decides what matters and coordinates action. TESSERA | Autonomous Physical Security Platform Learn & Validate Learns what's normal and what's malicious, checks events across sensors, AI models and historical data. Understand & Decide Uses location, behavior, time, identity and system status to understand events in context and apply policy rules. Act & Reassess Coordinates cameras, sensors, access systems, autonomous platforms and response procedures, adapting them as events change. Built for Existing Security Environments On-premise or air-gapped • Local processing • Multi-system integration • Human-in-the-loop to fully autonomous execution

Tessera Defense and Homeland Security Inc, September 2026 Proven Across Real-World Deployments TESSERA | Autonomous Physical Security Platform Tessera D e f e n s e a n d H o m e l a n d S e c u r i t y I n c

Tessera Defense and Homeland Security Inc, September 2026 60% ownership DFSL DFSL - The Detection Core A company with over 3 decades of experience, DFSL provides the advanced sensing and detection core behind the Tessera homeland- security platform. Its LADAR (Laser Radar)-based technology detects, tracks and classifies activity across wide areas, giving Tessera a clear physical picture to analyze and act on. TESSERA | Autonomous Physical Security Platform Detect & Track Identifies movement and follows targets across open areas and complex terrain. Classify Distinguishes people, vehicles, UAVs and other objects to improve situational awareness. Cover Wide Areas Extends detection across perimeters, borders, critical infrastructure and other high-consequence sites. Built for Demanding Security Environments LADAR-based sensing • Wide-area coverage • Automated tracking • Multi-target detection

Tessera Defense and Homeland Security Inc, September 2026 10% ownership* Motomea - The Validation Engine Motomea develops electric motor testing systems for drones and UAS platforms. Its technology helps measure, test and validate the performance of propulsion systems under controlled conditions. *10% ownership subject to closing with an option of up to 78.9% TESSERA | Autonomous Physical Security Platform Electric Motor Testing Provides structured data to evaluate how systems perform before deployment. Propulsion Validation Measures propulsion-system performance across defined operating conditions. Real-World Validation Helps validate sensing, intelligence and response capabilities under real conditions Platform Extension Expands Tessera beyond detection and intelligence with dedicated testing and validation capabilities

Tessera Defense and Homeland Security Inc, September 2026 TESSERA Four Layers. One Closed Loop Every layer works with the next — automatically. Sense Analyze Decide Act Multi-Sensor Ingestion Ingest data from existing and new perimeter, surveillance, and access systems. AI Threat Detection Correlate signals in real time. Filter noise. Detect credible threats. Classify & Prioritize Determine severity and intent. Select the right response workflow. Autonomous Response* Execute pre-approved containment, dispatch, and isolation workflows. Regulated  Human Supervised Autonomy  TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026 What "Autonomous Response" Actually Does Pre-approved actions execute in real time — with operator supervision when needed. Alarm & Notification Prioritized incident view with contextual evidence for the operator. Camera Tracking PTZ cameras auto-follow the threat and lock on for verification. Deterrence Trigger lighting, audible warnings, or on-site deterrent measures. Access Control Override Restrict, lock, or reroute access points at the affected zone. Human / Robotics Automated notification and routing of the security response team. Subsystem Isolation Localized containment and approved isolation of critical modules. Every response workflow is customer-defined and pre-approved. Operator supervision available at every step. TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026

Priority Markets

Three critical-infrastructure segments where delayed response equals real loss.

1 Digital Infrastructure

TARGET ENVIRONMENTS

Data centers, telecom facilities, network hubs, Underwater Cables Ports, etc.

PRIMARY SECURITY CHALLENGE

Preventing disruption to always-on operations

2 Industrial & Energy

TARGET ENVIRONMENTS

Industrial compounds, power and energy sites, remote facilities

PRIMARY SECURITY CHALLENGE

Protecting distributed assets with limited on-site staffing

3 Government & Border

TARGET ENVIRONMENTS

Border control, government facilities, sensitive public sites

PRIMARY SECURITY CHALLENGE

Detecting and containing threats across complex perimeters

TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026 Executive Leadership Built for Growth and Execution Tessera's executive team combines public-company leadership, defense-sector experience, and commercial execution Roy Timor-Rousso Chief Business Officer Colonel (Res.) with a background in military leadership and commercial growth across sovereign AI, digital infrastructure, private networks, and mission-critical technologies. Mr. Timor- Rousso brings defense-sector experience and a strong understanding of how advanced technology is adopted in complex security environments. Michael Oster Chief Executive Officer Experienced executive with 25+ years in corporate finance, M&A, international transactions, and public company leadership. Mr. Oster advises boards, investors, and executives on strategic and capital-markets matters. He is also CEO and director of Saffron Tech Ltd. and a director at BladeRanger Ltd. (TLV: BLRN), with expertise in technology, infrastructure, and UAS applications. David Rokach Chief Financial Officer Finance and investment executive with experience in public companies, alternative investments, and portfolio management. Mr. Rokach is the founder and CEO of Tokara Management Ltd., serves as a Senior Investment Manager at H.M Capital Management, and previously served on the Board of T3 Defense Inc. TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026 Advisory & Technology Leadership Senior leaders across intelligence, defense technology, AI, and national security strengthen Tessera's platform and strategic direction Prof. Gabi Sarusi Advisory Board Defense tech executive and scientist with decades in electro-optics and sensing. Former VP and Chief Scientist at Elbit Elop, now Head of Electro-Optics and Photonics at Ben-Gurion University, with past board roles at IAI, SCD, Opgal, and Medigus. Idan Wasserman CEO, Zorronet Experienced engineer, entrepreneur, and security-tech executive in AI, systems integration, surveillance, and defense. Founder of Zorronet, Mr. Wasserman directs the AI intelligence and orchestration core for Tessera's platform, unifying sensing, analysis, decisioning, and response. Dr. Yaacov Frucht CEO & Founder, DFSL Defense tech entrepreneur and LADAR pioneer with 30+ years in sensing, detection, and tracking. Former senior research leader at Rafael, Dr. Frucht founded DFSL and led its LADAR technology development. His work provides Tessera with advanced detection, tracking, and classification capabilities across border, perimeter, critical-infrastructure, and counter-UAS applications. Dr. Ehud (Udi) Levi Advisory Board Senior intelligence advisor with 30+ years of experience. Former IDF Unit 8200 officer who led the Counter-Terror Finance Office in the Israeli Prime Minister's Office, countering terror financing networks on operations including Operation Cassandra. TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026 Enter. Prove. Scale. Target high-consequence homeland-security and critical-infrastructure environments. 01 Direct Engagement > 02 Systems Integrators Joint pursuit, deployment and services. > 03 Channel Partners Referral, resale and certified deployment. > 04 Scale Extend across sites, assets, and geographies. Strategic customers and defined pilots TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026

Tessera Sits at the Intersection of Major Security Categories

Critical Infrastructure Protection

~$206B ↗

expected market by 2031

Perimeter Security

~$141B ↗

expected market by 2031

Video Analytics

~$38B ↗

expected market by 2030

Counter-UAS

~$29.7B ↗

expected market by 2031

* Click figures to view source material

TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026 How We're Making Tessera Stronger Future acquisitions are evaluated by whether a company's technology strengthens Tessera's ability to Anticipate, Sense, Analyze, Decide or Act PREDICTIVE INTELLIGENCE Technology that identifies patterns, emerging risks and potential threats before an event develops. NEW SENSING CAPABILITIES New ways to detect physical threats. BETTER INTELLIGENCE Stronger classification, validation and context. EXPANDED RESPONSE CAPABILITIES More ways to automate or coordinate action. TESSERA | Autonomous Physical Security Platform DEEPER INTEGRATION Technology that connects Tessera further into existing security systems. COMMERCIAL ACCELERATION Capabilities, customers or channels that expand adoption in priority markets.

Tessera Defense and Homeland Security Inc, September 2026 Where Tessera Is Today A snapshot of where we and our subsidiaries operate and what we have proven. Linked Powerful technologies working together Proven Autonomous response actions in production Live Paying customer deployments Active Field pilots and expansions CURRENT FOOTPRINT Primary base: Israel€ "€ Selected international deployments€ "€ U.S. expansion underway TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026 A Simpler Capital Structure After the Split What we validate jointly with each customer during pilot. Over $4 Million Raised over the past 3 months at an average share price of approximately $2.2 HLSQ NYSE American ticker from September 11, 2026 $10.9M Stockholders' equity attributable to the Company at June 30, 2026 ($17.6M total), above the NYSE American standards and ahead of the compliance plan milestones Sept 25, 2027 End of the NYSE American compliance plan period; to date we have exceeded the compliance requirements well ahead of schedule TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026 Homeland Security as the Launch Point Tessera is focused first on the homeland-security market, creating a path into adjacent defense and enterprise applications. Markets Served HOMELAND SECURITY Primary market and go-to-market focus. DEFENSE Expand through shared needs, technology overlap and customer relationships. HLS MoD/Defense Enterprise ENTERPRISE Extend the platform into critical infrastructure and other high-consequence sites. SOFTWARE, HARDWARE, CONSULTING & ADVISORY Support solution design, integration and deployment. Software Hardware Consulting Advisory TESSERA | Autonomous Physical Security Platform

Tessera Defense and Homeland Security Inc, September 2026 Near Term Milestones EXPAND INTO THE U.S. & EU Build direct, integrator and channel routes into priority homeland-security and critical-infrastructure markets GROW DEPLOYMENTS Convert pilots, existing relationships and priority use cases into broader customer deployments Use product expansion, customer growth and partnerships to build a repeatable path to scale TESSERA | Autonomous Physical Security Platform EXPAND THE PRODUCT Strengthen Tessera through internal development and selective acquisitions

Tessera Defense and Homeland Security Inc, September 2026 Predict. Sense. Analyze. Decide. Act. Tessera Defense and Homeland Security Inc. One platform built for the full homeland-security cycle Contact: Info@thlsq.ai TESSERA | Autonomous Physical Security Platform